Exhibit 99.1

NEWS RELEASE

Science 37 Reports First Quarter 2023 Financial Results

Research Triangle Park, N.C., May 15, 2023 — Science 37 Holdings, Inc. (Nasdaq: SNCE), (“Science 37”), the industry-leading Metasite™, today reported its financial results for the quarter ended March 31, 2023.

"First quarter results reflected continued progress with our key strategic initiatives,” stated David Coman, Chief Executive Officer of Science 37. “Our recent actions to reduce our cost structure and increase focus on our unique Metasite solution position us well to drive profitable revenue growth and shareholder value creation."

Quarterly Financial Highlights

•Revenue was $14.1 million for the quarter ended March 31, 2023, a 25% decrease compared to $18.7 million for the same period in 2022.
•Net bookings were $11.7 million for the quarter ended March 31, 2023, compared to $30.6 million for the same period in 2022.
•Gross profit was $3.0 million for the quarter ended March 31, 2023, compared to $2.7 million for the same period in 2022. Gross margin was 21.1% for the quarter ended March 31, 2023, compared to 14.4% for the same period in 2022.
•Adjusted gross profit(1) was $3.2 million for both quarters ended March 31, 2023 and 2022. Adjusted gross margin(1) was 22.9% for the quarter ended March 31, 2023, compared to 17.2% for the same period in the prior year.
•Net loss was $24.6 million for the quarter ended March 31, 2023, resulting in loss per share of $0.21, compared to net income of $44.9 million in the same period in 2022, or earnings per share of $0.39.
•Adjusted net loss(1) was $12.6 million for the quarter ended March 31, 2023, compared to an adjusted net loss of $23.3 million in the same period in 2022.
•Adjusted EBITDA(1) was $(12.4) million for the quarter ended March 31, 2023, compared to $(19.8) million in the same period in 2022.
•Cash and Cash Equivalents as of March 31, 2023 were $82.6 million.

(1) Adjusted gross profit, adjusted gross margin, adjusted net loss and adjusted EBITDA are non-GAAP financial measures. For a reconciliation to the most directly comparable GAAP measure, please refer to the "Reconciliation of GAAP to non-GAAP measures" section included in this press release.

Full Year 2023 Financial Outlook

Science 37 is providing revenue guidance of $55.0 million to $60.0 million and adjusted EBITDA guidance of $(39.0) million to $(41.0) million for the fiscal year ending December 31, 2023.

The foregoing 2023 Financial Outlook statement represents management's current estimates as of the date of this release. Actual results may differ materially depending on a number of factors. Investors are urged to read the Cautionary Note Regarding Forward-Looking Statements included in this release. Management does not assume any obligation to update these estimates.

Science 37 has not provided a quantitative reconciliation of adjusted EBITDA guidance to net (income) loss on a forward-looking basis within this press release because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to interest income, depreciation, amortization, stock-based compensation, restructuring costs, change in fair value of the earn-out liability, and other adjustments to adjusted EBITDA. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, some of which are outside of the Science 37’s control.

Webcast and Conference Call Details

NEWS RELEASE
Science 37 will host a conference call on May 15, 2023, at 8:30 a.m. Eastern Time to discuss its first quarter 2023 financial results. The call can be accessed by dialing 1-877-269-7751 (toll-free domestic) or 1-201-389-0908 (international) using the conference ID 13736111 or by utilizing the Call me™ feature using this link to request a return call for instant telephone access to the event. The live webcast may be accessed via the investor relations section of the Science 37 website. A replay of the webcast will be available for approximately 90 days.

About Science 37

Science 37 Holdings, Inc.’s (Nasdaq: SNCE) mission is to accelerate clinical research by enabling universal trial access for patients. As a single Metasite™, Science 37 reaches an expanded patient population beyond the traditional site and delivers the recruiting power of up to 20 sites in one with greater patient diversity. Patients gain the flexibility to participate from the comfort of their own home, at their local community provider, or at a traditional site, when needed. The Science 37 Metasite is powered by a proprietary technology platform, in addition to in-house investigators, mobile nurses, and remote coordinators that drive uniform study orchestration, enabling greater compliance and high-quality data. To learn more, visit www.science37.com, or email science37@science37.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding Science 37’s anticipated growth and profitability, the products offered by Science 37 and the markets in which it operates and revenue and adjusted EBITDA guidance for fiscal year 2023. These forward-looking statements generally are identified by the words “believe,” “can,” “could,” “seek,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “position,” “may,” “might,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability to maintain the listing of Science 37’s securities on The Nasdaq Stock Market LLC, (ii) volatility in the price of Science 37’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Science 37 operates, variations in performance across competitors, changes in laws and regulations affecting Science 37’s business and changes in its capital structure, and general economic and financial market conditions, including fluctuations in currency exchange rates, economic instability, and inflationary conditions, (iii) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional opportunities, (iv) the risk that Science 37 may never achieve or sustain profitability, (v) the risk that Science 37 will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, (vi) failure to realize anticipated cost savings, and (vii) risks related to general economic and financial market conditions, including the possibility of an economic recession. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Science 37's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2023 and in the other documents filed by Science 37 from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Science 37 assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Science 37 does not give any assurance that Science 37 will achieve its expectations.

Use of Non-GAAP Financial Measures and Key Performance Measures

In addition to the financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), this press release contains certain non-GAAP financial measures, including adjusted gross profit, adjusted gross margin, adjusted EBITDA and adjusted net income (loss). A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s financial performance that excludes or includes amounts from the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company. Please refer to the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP measures included in this press release and the accompanying tables contained at the end of this release.

NEWS RELEASE
The Company defines adjusted gross profit as gross profit excluding stock-based compensation expense. The Company defines adjusted gross margin as gross margin excluding stock-based compensation expense.

The Company defines adjusted net income (loss) as net income (loss) excluding expenses and transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; stock-based compensation expense; impairment losses; other income (expense), net; and gain or loss on extinguishment of debt.

EBITDA represents earnings before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA, further adjusted to exclude expenses and transactions that the Company believes are not representative of its core operations, namely: restructuring and other costs; transaction and integration-related expenses; stock-based compensation expense; impairment losses; other income (expense), net; and gain or loss on extinguishment of debt.

Each of the non-GAAP measures noted above are used by management and the Board to evaluate the Company's core operating results because they exclude certain items whose fluctuations from period-to-period do not necessarily correspond to changes in the core operations of the business.

Management believes that adjusted gross profit, adjusted gross margin, adjusted EBITDA and adjusted net income (loss) are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical periods. In addition, these measures are frequently used by analysts, investors, and other interested parties to evaluate and assess performance.

Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP. Also, other companies might calculate these measures differently.

This press release also contains certain key performance measures which we use to evaluate our business and results, measure performance, identify trends, formulate plans and make strategic decisions. We believe that the presentation of such metrics is useful to the Company’s investors because they are used to measure and model the performance of companies such as ours. Net bookings represent new business awards, net of contract modifications, contract cancellations, and other adjustments. Net bookings represent the minimum contractual value for the initial planned duration of a contract as of the contract execution date. The minimum fixed fees, upfront implementation fees and technology and support fees are included in net bookings. Estimates of variable revenue for utilization in excess of the contracted amounts are not included in the value of net bookings. Net bookings vary from period to period depending on numerous factors, including customer authorization volume, sales performance and the overall outlook of the life sciences industry, among others.

Contacts:

INVESTOR RELATIONS:
Steve Halper
LifeSci Advisors
shalper@lifesciadvisors.com

MEDIA INQUIRIES:
Science 37
Email: pr@science37.com

NEWS RELEASE
SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
(unaudited)

	Three Months Ended March 31,
(In thousands, except per share data)	2023	2022
Revenue	$14,086	$18,686

Operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	11,110	15,986
Selling, general and administrative	20,481	30,153
Impairment of long-lived assets	7,801	—
Depreciation and amortization	213	3,469
Restructuring costs	229	—
Total operating expenses	39,834	49,608

Loss from operations	(25,748)	(30,922)

Other income (expense):
Interest income	930	94
Sublease income	33	239
Change in fair value of earn-out liability	110	75,500
Other income (expense), net	47	(18)
Total other income (expense), net	1,120	75,815
(Loss) income before income taxes	(24,628)	44,893
Income tax expense (benefit)	—	(1)
Net (loss) income	$(24,628)	$44,894

(Loss) earnings per share:
Basic	$(0.21)	$0.39
Diluted	$(0.21)	$0.35

Weighted average common shares outstanding:
Basic	116,451	115,387
Diluted	116,451	126,462

Comprehensive (loss) income
Net (loss) income	(24,628)	44,894
Foreign currency translation	13	—
Total comprehensive (loss) income	$(24,615)	$44,894

NEWS RELEASE
SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	(unaudited)
(In thousands, except share data)	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$82,644	$108,091
Accounts receivable and unbilled services, net	11,679	10,992
Prepaid expenses and other current assets	6,924	7,121
Total current assets	101,247	126,204
Other assets	199	244
Total assets	$101,446	$126,448

Liabilities, redeemable convertible preferred stock and stockholders’ equity
Current liabilities:
Accounts payable	$5,727	$7,206
Accrued expenses and other liabilities	8,984	11,364
Deferred revenue	2,594	4,606
Total current liabilities	17,305	23,176
Non-current liabilities:
Deferred revenue	4,187	3,654
Operating lease liabilities	555	716
Commissions payable	1,215	1,336
Other long-term liabilities	73	180
Total liabilities	23,335	29,062

Redeemable convertible preferred stock:
Redeemable convertible preferred stock, $0.0001 par value; 100,000,000 shares authorized, 0 issued and outstanding at March 31, 2023 and December 31, 2022, respectively	—	—
Stockholders’ equity:
Common stock, $0.0001 par value; 400,000,000 shares authorized, 116,729,430 and 116,432,029 issued and outstanding at March 31, 2023 and December 31, 2022, respectively	12	12
Additional paid-in capital	355,620	350,247
Accumulated other comprehensive income	206	193
Accumulated deficit	(277,727)	(253,066)
Total stockholders’ equity	78,111	97,386
Total liabilities, preferred stock and stockholders’ equity	$101,446	$126,448

NEWS RELEASE
SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
(In thousands)	2023	2022
Cash flows from operating activities:
Net (loss) income	$(24,628)	$44,894
Adjustments to reconcile net income (loss) income to net cash used in operating activities:
Depreciation and amortization	213	3,469
Non-cash lease expense related to operating lease right-of-use assets	—	281
Stock-based compensation	5,108	7,557
Gain on change in fair value of earn-out liability	(110)	(75,500)
Long-lived asset impairment	7,801	—
Loss on foreign currency exchange rates	17	—
Provision for doubtful accounts	312	(89)
Changes in operating assets and liabilities:
Accounts receivable and unbilled services	(1,033)	655
Prepaid expenses and other current assets	201	(571)
Other assets	31	1
Accounts payable	(2,543)	(5,294)
Accrued expenses and other current liabilities	(3,222)	(3,255)
Deferred revenue	(1,478)	(145)
Operating lease liabilities	(160)	(145)
Other, net	(120)	159
Net cash used in operating activities	(19,611)	(27,983)
Cash flows from investing activities:
Payments related to capitalized software development costs	(5,186)	(7,035)
Purchase of internal-use software	(750)	—
Purchases of property and equipment	(11)	(146)
Net cash used in investing activities	(5,947)	(7,181)
Cash flows from financing activities:
Proceeds from stock option exercises	12	114
Proceeds from issuance of stock under the employee stock purchase plan	75	—
Net cash provided by financing activities	87	114
Effect of foreign currency exchange rate changes on cash	24	—
Net decrease in cash and cash equivalents	(25,447)	(35,050)
Cash and cash equivalents, beginning of period	108,091	214,601
Cash and cash equivalents, end of period	$82,644	$179,551
Supplemental disclosures of non-cash activities
Balance in accounts payable, accrued expenses and other current liabilities, and capitalized stock-based compensation related to capitalized software and fixed asset additions	$(2,068)	$(4,101)
Balance in prepaid expenses and other current assets related to stock option exercises	$—	$17

NEWS RELEASE
SCIENCE 37 HOLDINGS, INC. and SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Measures
(Unaudited)

The following table provides reconciliation of adjusted gross profit and adjusted gross margin to gross profit and gross margin, the most directly comparable GAAP measures, respectively:

	Three Months Ended March 31,
(In thousands)	2023	2022
Revenue	$14,086	$18,686

Gross profit	$2,976	$2,700
Stock-based compensation (1)	$250	$514
Adjusted gross profit	$3,226	$3,214

Gross margin	21.1%	14.4%
Adjusted gross margin	22.9%	17.2%

The following table provides reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP measure:

	Three Months Ended March 31,
(In thousands)	2023	2022
Net income (loss)	$(24,628)	$44,894
Interest income	(930)	(94)
Depreciation and amortization	213	3,469
Other income (2)	(190)	(75,721)
Stock-based compensation	5,108	7,557
Long-lived asset impairment	7,801	—
Restructuring	229	—
Transaction related expenses	—	61
Franchise taxes	46	52
Provision for income taxes	—	(1)
Adjusted EBITDA	$(12,351)	$(19,783)

The following table provides reconciliation of adjusted net loss to net income (loss), the most directly comparable GAAP measure:

	Three Months Ended March 31,
(In thousands)	2023	2022
Net income (loss)	$(24,628)	$44,894
Interest income	(930)	(94)
Other income (2)	(190)	(75,721)
Stock-based compensation expense	5,108	7,557
Long-lived asset impairment	7,801	—
Restructuring	229	—
Transaction related expenses	—	61
Adjusted net loss	$(12,610)	$(23,303)
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NEWS RELEASE
(1)Represents the portion of total stock-based compensation recorded within cost of revenues.
(2)Includes a gain of $0.1 million and $75.5 million recorded for the three months ended March 31, 2023 and 2022, respectively, associated with the change in the fair value of the earn-out liability.